Filed Pursuant to Rule 497(k)
1933 Act File No. 033-12213
1940 Act File No. 811-05037

Trillium P21 Global Equity Fund (the “Fund”)

Supplement dated February 28, 2019 to the
Summary Prospectus dated October 31, 2018

Effective February 28, 2019, the Board of Trustees of Professionally Managed Portfolios has approved a reduction in the Fund’s investment advisory fee from 0.90% to 0.85%. Accordingly, the following replaces the fees and expenses table on page 1 of the Fund’s summary prospectus:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Retail Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management Fee	0.85%	0.85%
Distribution and Service (12b-1) Fee	None	0.22%
Other Expenses	0.17%	0.22%
Total Annual Fund Operating Expenses	1.02%	1.29%

(1)	Effective February 28, 2019, the Board of Trustees has approved the reduction of the Fund’s investment advisory fee from 0.90% to 0.85%.

Example
This Example is intended to help you compare the costs of investing in the Global Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$325	$563	$1,248
Retail Class	$131	$409	$708	$1,556

Please retain this Supplement with your Summary Prospectus.